SUPPLEMENT DATED MARCH 1, 2003

TO PROSPECTUS DATED MARCH 29, 2002

Please use this supplement with the IDEX Protected Principal Stock Fund Prospectus dated March 29, 2002.

The following information supplements and amends the Prospectus disclosure, as indicated.

Addition to Cover:

Please note: IDEX Protected Principal Stock Fund is closed to new investments.

The following information applies to page 2 of the Prospectus, under the heading “Principal Strategies and Policies”:

1.	Please delete the entire section titled “Offering Period” as the fund is closed to new investors.

2.	Please replace the first sentence in the section titled “Guarantee” with the following: “The fund’s adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA), guarantees shareholders a Guaranteed Amount five years after the Investment Date, which was July 1, 2002.”

3.	Please add the following sentence to the paragraph under the section titled “Step-Up”: The fund reserves the right to modify or terminate the step-up at any time.

The following replaces the respective information on page 3 of the Prospectus:

Annual fund operating expenses (expenses that are deducted from fund assets) (d)

			CLASS OF SHARES
	A	B	C	M
MANAGEMENT FEES	1.30%	1.30%	1.30%	1.30%
DISTRIBUTION AND SERVICE
(12b-1) Fees	0.35%	1.00%	1.00%	0.90%
Other Expenses	0.98%	0.98%	0.98%	0.98%
Total annual fund operating expenses	2.63%	3.28%	3.28%	3.18%
Expense Reduction (c)	0.38%	0.38%	0.38%	0.38%

Net Operating expenses	2.25%	2.90%	2.90%	2.80%

(a)	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b)	Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c)	Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. through 2/29/04 for expenses that exceed 1.90%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.90%.

(d)	Annual fund operating expenses are based on the fund’s expenses for the fiscal year ended 10/31/02.

Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

Share Class	1 Year	3 Years	5 Years	10 Years

A	$766	$1287	$1833	$3316
B	$793	$1274	$1779	$3400
C	$293	$974	$1679	$3551
M	$479	$1036	$1715	$3524

If the shares are not redeemed:

Share Class	1 Year	3 Years	5 Years	10 Years

A	$766	$1287	$1833	$3316
B	$293	$974	$1679	$3400
C	$293	$974	$1679	$3551
D	$380	$1036	$1715	$3524

The following information is applicable to page 4 of the Prospectus:

Please delete the sections titled “Definitions and How the Fund Will Operate” and “Offering Period” as the fund is closed to new investments.

Please add the following sentence to the beginning of the first paragraph under the section titled “The Guarantee”:

The fund’s adviser provides a guarantee against market declines of your investment as of specific date, subject to various conditions described below. Specific terms of your investment in this fund are described in this Prospectus and in the Statement of Additional Information.

The following information is applicable to page 5 of the Prospectus:

Please replace the paragraph under the title “Example” with the following information:

Assume you submitted an application to purchase Class A shares of the fund during an Offering Period in the amount of $21,200. Your money was therefore invested in IDEX Transamerica Money Market Class A at the public offering price. After deducting the 5.50% sales load, $20,000 is your money market initial account value. Assume $70 in dividends was reinvested into your money market account up until the Investment Date; your money market account was worth $20,070 at the end of the Offering Period. This is the Guaranteed Amount that was invested in your fund account as of the Investment Date.

Assume further that your account value has increased due to growth in your fund’s price (market appreciation) as of the Step-Up Date in 2003. If you so elected, you were able to “step-up” your Guaranteed Amount to $22,000 (assuming no redemptions or extraordinary charges) upon proper notice to IDEX. Your Guarantee Period restarted to end 5 years after the Step-Up event (which would be July 1, 2008) and your Guaranteed Amount was now $22,000.

The following information is applicable to the section entitled SHAREHOLDER INFORMATION on pages 8-15 of the

Prospectus:

Please delete the sections on page 8 titled “Opening an Account” and “New Account Application” as the fund is closed.

Please delete the first paragraph under the section titled “How to Exchange Shares” on page 8.

On page 9 of the Prospectus: For the 3rd bullet point under “Special Situations for Exchanging Shares,” please delete the word “limited” and replace it with “not applicable.”

Also on Page 9, please delete the section titled “Minimum Purchases” under the heading titled “Other Account Information.”

On Page 10 of the Prospectus, please delete the section titled “Reinvestment Privilege.”

Please delete the entire table on page 12 “How to Buy Shares”.

Please delete all of the information on page 14 as the fund is closed to new investments, with the exception of the table which explains the charges assessed to your share classes.

On page 15, please delete “Class B Shares — Back Load,” “Class C Shares — Level Load,” and “Class M Shares — Level Load.” Please note: The table relating to Contingent Deferred Sales Charge – Class B Shares remains.

The Following Section is Added after page 16 to the Prospectus:

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

The Financial Highlights table is to help you to understand the fund’s performance for as long as it has been operating, or for five years, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the fund’s financial statements, is included in the 2002 Annual Report, which is available to you upon request.

			Investment Options			Distributions
	Year or Period Ended	Net Asset Value, Beginning of period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Capital gains	Total Distributions
Class A	10/31/02(05)	$10.00	$(0.02)	$0.03	$0.01	$ -	$ -	$ -
Class B	10/31/02(05)	$10.00	$(0.04)	$0.05	$0.01	$ -	$ -	$ -
Class C	10/31/02(05)	$10.00	$(0.04)	$0.05	$0.01	$ -	$ -	$ -
Class M	10/31/02(05)	$10.00	$(0.04)	$0.05	$0.01	$ -	$ -	$ -

						Ratios/Supplemental Data
					Ratio of Expenses to Average Net Assets(1)(3)
	Year or Period Ended	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (000's)	Net	Gross	Net Investment Income (Loss) to Average Net Assets(1)(3)	Portfolio Turnover Rate(4)
Class A	10/31/02(5)	$10.01	0.10%	$10,381	2.25%	2.62%	(0.70)%	14.30%
Class B	10/31/02(5)	$10.01	0.10%	$47,170	2.90%	3.28%	(1.35)%	14.30%
Class C	10/31/02(5)	$10.01	0.10%	$6,969	2.90%	3.28%	(1.35)%	14.30%
Class M	10/31/02(5)	$10.01	0.10%	$4076	2.80%	3.18%	(1.25)%	14.30%

Notes to Financial Highlights

The financial highlights provide a per share breakdown of the components that affect the fund’s net asset value (NAV) for current and past reporting periods. Amounts indicated by a ( — ) are either zero or less than one-half of a penny. The financial highlights also provide total return, asset size, expense ratios and portfolio turnover rate (as applicable).

(1) Ratio of Expenses to Average Net Assets shows:

         Net (net expense ratio which is total expenses less fee waivers and reimbursements by the investment adviser).

         Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any). (2) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Periods of less than one year are not annualized.(3)
Periods of less than one year are annualized.(4)
Periods of less than one year are not annualized.

(5)     Calculated based on average number of shares outstanding during the period.

Investors Should Retain This Supplement For Future Reference.